UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02884

Barrett Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Fund Investors Services 1-800-822-5544

Or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31

Date of reporting period: February 28, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report

February 28, 2010

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BARRETT

OPPORTUNITY FUND, INC.

Semi-Annual Report • February 28, 2010

Fund Objective	The Fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

BARRETT

OPPORTUNITY FUND, INC.

Letter from the Chairperson	Dear Shareholder,

We are pleased to provide the semi-annual report of Barrett Opportunity Fund, Inc. for the six-month period ended February 28, 2010.

The management team at Barrett Associates, Inc. has prepared the enclosed Manager Overview, which includes a brief market overview as well as a performance review. I urge you to read it as well as the accompanying financial statements. A detailed summary of the Fund’s performance and other pertinent information are also included in this report. I am sure you will find this report informative and useful.

On behalf of the Directors and the officers of the Fund, and in these difficult economic times, I thank you for your ongoing confidence in the Fund and its investment policies.

Sincerely,

Rosalind A. Kochman

Chairperson

March 26, 2010

BARRETT

OPPORTUNITY FUND, INC.

Manager Overview	Market Overview

The stock market recovery that began one year ago has continued into the first quarter of 2010.

The severe global recession that shook the equity markets is over and we believe the odds of another downturn in economic activity appear low for the foreseeable future. During this period of great economic uncertainty, equity markets have been extremely volatile. Calendar year 2008’s 37% decline in the S&P 500® Index was the worst since 1937, and the 26% gain last year surprised many who thought the crisis would continue. At this juncture, the strength of the global recovery is unclear. The stabilization of the economic downturn was largely the result of massive government spending in key economies such as the United States, Europe and China. The United States and Europe are reaching the limits of deficit spending and China’s economy has responded so strongly that it is reversing course. Investors will now want to gauge the underlying strength of economies once the stimulus efforts are exhausted.

When we look at the major components of the U.S. economy, the consumer appears to be willing to spend somewhat more freely, but, with almost 10% unemployment and continued high debt levels, it seems unlikely that the economy will benefit from a strong consumer recovery. Corporate balance sheets are in better shape, but companies have been very deliberate in making capital investments. In fact, we expect mergers and acquisitions to be a greater part of capital decisions going forward because so many companies have very little costs left to cut and see acquisitions as a way to grow revenues. The federal government, which has provided support during the recession, is now facing political pressures to address its huge deficit. State and local governments are facing even more immediate pressures to cut costs. As a result, the United States, like Europe and Japan, is very dependent on the strength of economies such as India and China. We think both India and China are trying to cool off pockets of inflationary pressures but remain the strongest economies in the world.

Over the past several years, there have been a number of major headwinds to investing in U.S. equities. First, both large institutions and individuals have continued to put more money into international equities than domestic equities. At some point, allocations to international equities will reach institutions’ targeted levels and additional flows will be more balanced. Second, large institutions such as pension funds have continued to reduce their overall equity weightings and invest more capital into bonds in order to meet future pension liabilities. As a result, the demand for U.S. equities is not as great as other periods when there was less interest in global diversification and offsetting liabilities with future bond payments. Interestingly, many of the companies in which the Fund is invested continue to repurchase shares, and, in the broad market as a whole, we see corporate treasurers as large buyers of their corporate stock.

We believe the major holdings in the Fund should continue to experience solid earnings prospects and very reasonable valuations. Many have dividend yields comparable to bond yields and should continue to increase their dividends going forward. We remain very confident in the fundamentals of the companies in the Fund and their opportunities to grow their earnings and economic value in the future.

Performance Review

In the last twelve months ended February 28, 2010, the broad market, as measured by the S&P 500® Index, advanced over 50% but only 9% in the last six months. Obviously, the market’s sharp recovery from March 2009 lows would have to slow eventually and it has. In the past six months ended February 28, 2010, the Fund returned 4.24%, trailing the S&P 500® Index as the Fund’s major Energy holdings such as Royal Dutch Shell PLC and Murphy Oil Corp. underperformed. Murphy Oil Corp. reported some disappointments in its exploration projects in Malaysia, which may have accounted for its underperformance during this period. Royal Dutch Shell PLC also reported weakness in its refining operations, but its production and cash flow were very strong. The other large holding that negatively affected performance over the past six months was Bank of New York Mellon Corp. One of the reasons for this has been that the bank was hurt by low short-term interest rates, which we expect to reverse as 2010 plays out. A few of the better performers in the six-month reporting period included Koninklijke Philip Electronics NV, Procter & Gamble Co. and General Dynamics Corp. All of these companies have done an excellent job controlling costs and have improved their earnings outlooks.

BARRETT

OPPORTUNITY FUND, INC.

Total Returns for Periods Ended February 28, 2010 (unaudited)
	Total Returns	Average Annual Total Returns
	Six Months	1 Year	3 Year	5 Year	10 Year
Barrett Opportunity Fund, Inc.	+4.24%	+43.37%	-10.55%	-1.17%	+3.20%
S&P 500® Index[1]	+9.32%	+53.62%	-5.67%	+0.37%	-0.31%
Lipper Multi-Cap Value Funds Category Average[2]	+9.39%	+60.94%	-7.82%	-0.45%	+4.39%

The performance data quoted represent past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently, there can be no assurance that trends described will continue or that forecasts will come to pass. Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance data current to the most recent month-end may be obtained by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. Shares of the Fund are distributed by Legg Mason Investor Services, LLC (“LMIS”) (Member SIPC/FINRA). LMIS and Barrett Associates, Inc., the Fund’s investment manager, are both wholly-owned subsidiaries of Legg Mason, Inc.

The Fund’s total annual operating expense ratio as of the Fund’s most current prospectus dated December 29, 2009 was 1.31%.

All investing entails risk, including the possible loss of principal. The Fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s current prospectus for more information on this and other risks.

[1]

The S&P 500® Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

[2]

Lipper Multi-Cap Value Funds Category Average includes funds which invest in a variety of market cap ranges, generally have between 25-75% of their equity assets in companies with market caps above 300% of the dollar-weighted median of the S&P MidCap 400 Index, invest in companies considered to be undervalued, and have below-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth figures.

Thank you for your continued interest in the Fund.

Sincerely,

Robert Milnamow Portfolio Manager

March 16, 2010

The outlook and views presented above are those of the Fund’s portfolio manager as of March 16, 2010 and are subject to change. This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should consider the risks, investment objective, charges and expenses of the Fund carefully before investing. The prospectus, which contains this and other information about the Fund, is available at www.barrettassociates.com. Investors should read the prospectus carefully before investing.

Special Shareholder Notice

Effective April 1, 2010, Robert J. Milnamow and E. Wells Beck, CFA of Barrett Associates, Inc. serve as co-portfolio managers, responsible for the day-to-day management of the Fund. Mr. Milnamow has served as a portfolio manager of the Fund since 2006. Please see the Fund’s prospectus for more information.

BARRETT

OPPORTUNITY FUND, INC.

Fund at a Glance (Unaudited)

Top Ten Holdings - as of 2/28/2010 (As a percentage of Total Investments)		Sector Weightings - as of 2/28/2010 (As a percentage of Total Investments)

Chubb Corp.	15.1%
Bank of New York Mellon Corp.	13.8%
Royal Dutch Shell PLC, ADR	12.5%
Koninklijke Philips Electronics NV	11.2%
General Dynamics Corp.	10.1%
Murphy Oil Corp.	6.6%
Leucadia National Corp.	4.4%
Ameron International Corp.	4.0%
Rayonier Inc.	3.9%
Monsanto Co.	2.1%

BARRETT

OPPORTUNITY FUND, INC.

Fund Expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2009 and held for the six months ended February 28, 2010.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Barrett Opportunity Fund, Inc.	4.24%	$1,000.00	$1,042.40	1.30%	$6.58

[1]	For the six months ended February 28, 2010.
[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

BARRETT

OPPORTUNITY FUND, INC.

Fund Expenses (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Barrett Opportunity Fund, Inc.	5.00%	$1,000.00	$1,018.35	1.30%	$6.51

[1]	For the six months ended February 28, 2010.
[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

BARRETT

OPPORTUNITY FUND, INC.

Schedule of Investments

February 28, 2010

(Unaudited)

Shares	Security	Value
	COMMON STOCKS - 99.4%
	CONSUMER DISCRETIONARY - 0.5%
	Media - 0.5%
9,800	Omnicom Group Inc.	$358,876

	CONSUMER STAPLES - 1.9%
	Food & Staples Retailing - 0.0%
96,000	FHC Delaware Inc.*(a)(b)	0

	Food Products - 0.6%
10,000	Hershey Co.	397,600

	Household Products - 1.3%
14,100	Procter & Gamble Co.	892,248

	Total Consumer Staples	1,289,848

	ENERGY - 22.1%
	Energy Equipment & Services - 1.7%
13,000	Diamond Offshore Drilling Inc.	1,135,160

	Oil, Gas & Consumable Fuels - 20.4%
87,300	Murphy Oil Corp.	4,530,870
19,100	Overseas Shipholding Group Inc.	849,759
155,100	Royal Dutch Shell PLC, ADR, Class A Shares	8,490,174

	Total Oil, Gas & Consumable Fuels	13,870,803

	Total Energy	15,005,963

	FINANCIALS - 42.4%
	Capital Markets - 13.8%
329,971	Bank of New York Mellon Corp.	9,410,773

	Diversified Financial Services - 4.4%
126,800	Leucadia National Corp.*	3,010,232

	Insurance - 16.5%
204,500	Chubb Corp.	10,319,070
24,000	Loews Corp.	875,040

	Total Insurance	11,194,110

Shares	Security	Value
	Real Estate Investment Trusts (REITs) - 3.9%
63,990	Rayonier Inc.	$2,660,064

	Real Estate Management & Development - 3.8%
	Forest City Enterprises Inc.:
100,400	Class A Shares*	1,204,800
112,500	Class B Shares*(c)	1,352,250

	Total Real Estate Management & Development	2,557,050

	Total Financials	28,832,229

	HEALTH CARE - 1.0%
	Health Care Equipment & Supplies - 1.0%
13,000	Thermo Fisher Scientific Inc.*	634,010

	INDUSTRIALS - 28.5%
	Aerospace & Defense - 11.3%
95,300	General Dynamics Corp.	6,914,015
9,700	Lockheed Martin Corp.	754,272

	Total Aerospace & Defense	7,668,287

	Building Products - 4.0%
39,500	Ameron International Corp.	2,720,365

	Commercial Services & Supplies - 0.4%
93,850	TRC Cos. Inc.*	270,288

	Electrical Equipment - 0.5%
18,900	ABB Ltd., ADR*	382,914

	Industrial Conglomerates - 11.2%
260,210	Koninklijke Philips Electronics NV, New York Registered Shares	7,624,153

	Marine - 1.1%
22,800	Alexander & Baldwin Inc.	733,704

	Total Industrials	19,399,711

See Notes to Financial Statements.

BARRETT

OPPORTUNITY FUND, INC.

Schedule of Investments

February 28, 2010

(Unaudited) (Continued)

Shares	Security	Value
	INFORMATION TECHNOLOGY - 0.9%
	IT Services - 0.9%
15,000	Automatic Data Processing Inc.	$624,150

	MATERIALS - 2.1%
	Chemicals - 2.1%
20,242	Monsanto Co.	1,430,098

	Total Investments Before Short-term Investment (Cost - $11,095,470)	67,574,885

Face Amount	Security	Value
	SHORT-TERM INVESTMENT - 0.8%
	Repurchase Agreement - 0.8%
$566,000	State Street Bank & Trust Co., repurchase agreement dated 2/26/10, 0.010% due 3/1/10; Proceeds at maturity - $566,001; (Fully collateralized by U.S. Treasury Bill, 0.000% due 7/8/10; Market value - $579,710) (Cost - $566,000)	$566,000

	Total Investments - 100.2% (Cost - $11,661,470#)	68,140,885

	Liabilities in Excess of Other Assets - (0.2)%	(144,202)

	Total Net Assets - 100.0%	$67,996,683

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	Illiquid security.
(c)	Convertible into Forest City Enterprises Inc., Class A Shares.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR—American Depositary Receipt

See Notes to Financial Statements.

BARRETT

OPPORTUNITY FUND, INC.

Statement of Assets and Liabilities

February 28, 2010

(Unaudited)

ASSETS:
Investments, at value (Cost - $11,661,470)	$68,140,885
Cash	362
Dividends receivable	184,915
Receivable for Fund shares sold	1,801
Prepaid expenses	12,221

Total assets	68,340,184

LIABILITIES:
Payable for Fund shares repurchased	210,059
Investment management fee payable	39,012
Directors’ fees payable	10,629
Accrued expenses	83,801

Total liabilities	343,501

Total net assets	$67,996,683

NET ASSETS:
Par value (Note 5)	$21,074
Paid-in capital in excess of par value	8,810,952
Overdistributed net investment income	(149,656)
Accumulated net realized gain on investments	2,834,898
Net unrealized appreciation on investments	56,479,415

Total net assets	$67,996,683

Shares outstanding	2,107,429

Net asset value	$32.27

Statement of Operations

For the Six Months Ended February 28, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends	$833,172
Interest	5,835
Less: Foreign taxes withheld	(40,345)

Total investment income	798,662

EXPENSES:
Investment management fee (Note 2)	261,974
Legal fees	87,025
Directors’ fees	31,526
Audit and tax	22,755
Shareholder reports	20,236
Transfer agent fees	15,371
Registration fees	13,242
Insurance	1,377
Custody fees	164
Miscellaneous expenses	1,982

Total expenses	455,652

Net investment income	343,010

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 and 3):
Net realized gain from investment transactions	2,872,133
Change in net unrealized appreciation/depreciation from investments	(341,823)

Net gain on investments	2,530,310

Increase in net assets from operations	$2,873,320

See Notes to Financial Statements.

BARRETT

OPPORTUNITY FUND, INC.

Statements of Changes in Net Assets

For the Six Months Ended February 28, 2010 (Unaudited) and the Year Ended August 31, 2009

	2010	2009
OPERATIONS:
Net investment income	$343,010	$1,047,902
Net realized gain	2,872,133	4,277,202
Change in net unrealized appreciation/depreciation	(341,823)	(34,264,381)

Increase (Decrease) in net assets from operations	2,873,320	(28,939,277)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,000,002)	(1,300,001)
Net realized gains	(2,850,011)	(9,524,702)

Decrease in net assets from distributions to shareholders	(3,850,013)	(10,824,703)

FUND SHARE TRANSACTIONS (NOTES 5 and 6):
Net proceeds from sale of shares	53,556	293,562
Reinvestment of distributions	2,241,652	5,697,627
Cost of shares repurchased	(2,972,276)	(10,340,451)

Decrease in net assets from fund share transactions	(677,068)	(4,349,262)

Decrease in net assets	(1,653,761)	(44,113,242)

NET ASSETS:
Beginning of period	69,650,444	113,763,686

End of period*	$67,996,683	$69,650,444

*Includes (overdistributed) and undistributed net investment income, respectively, of:	$(149,656)	$507,336

See Notes to Financial Statements.

BARRETT

OPPORTUNITY FUND, INC.

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2010[1]	2009	2008	2007	2006	2005
NET ASSET VALUE
Beginning of period	$32.72	$50.14	$60.62	$56.71	$50.98	$42.92

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.17	0.49	0.48	0.45	0.32	0.53
Net realized and unrealized gain (loss)	1.22	(13.02)	(7.55)	5.67	7.04	8.31

Total Income (Loss) From Operations	1.39	(12.53)	(7.07)	6.12	7.36	8.84

LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.59)	(0.37)	(0.35)	(0.46)	(0.56)
Net realized gains	(1.36)	(4.30)	(3.04)	(1.86)	(1.17)	(0.22)

Total Distributions	(1.84)	(4.89)	(3.41)	(2.21)	(1.63)	(0.78)

NET ASSET VALUE
End of period	$32.27	$32.72	$50.14	$60.62	$56.71	$50.98

Total return[2]	4.24%	(23.37)%	(12.55)%	10.92%	14.79%	20.77%
Net Assets, end of period (millions)	$68	$70	$114	$148	$158	$137
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.30%[3]	1.31%	1.03%	1.01%	1.04%	0.96%
Net expenses	1.30 [3]	1.31	1.03	1.01	1.04 [4]	0.96
Net investment income	0.98 [3]	1.50	0.83	0.70	0.66	1.06
Portfolio Turnover Rate	2%	0%[5,6]	3%[5]	6%	0%[5,6]	1%[5]

[1]	For the six months ended February 28, 2010 (unaudited).
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.
[6]	Amount represents less than 1%.

See Notes to Financial Statements.

BARRETT

OPPORTUNITY FUND, INC.

Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES	Barrett Opportunity Fund, Inc. (the “Fund”) is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment Valuation

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices

BARRETT

OPPORTUNITY FUND, INC.

and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common stocks†	$67,574,885	—	$0	*	$67,574,885

Short-term investment†	—	$566,000	—		$566,000

Total investments	$67,574,885	$566,000	$0	*	$68,140,885

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.00.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of August 31, 2009	$0	‡
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of February 28, 2010	$0	‡

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date**	$0	‡

‡	Amount represents less than $1.00
**	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon

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OPPORTUNITY FUND, INC.

price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders

Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) REIT Distributions

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Federal and Other Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

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OPPORTUNITY FUND, INC.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES	Barrett Associates, Inc. (“Barrett”) is the Fund’s investment manager. Barrett is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Legg Mason Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator of the Fund, providing certain administrative services to the Fund pursuant to a sub-administration agreement between Barrett and LMPFA. LMPFA is an affiliate of Legg Mason and Barrett. Barrett, and not the Fund, pays LMPFA for its services as sub-administrator.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The officers of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. INVESTMENTS	During the six months ended February 28, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$1,189,425	$3,997,011

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OPPORTUNITY FUND, INC.

At February 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$57,033,202
Gross unrealized depreciation	(553,787)

Net unrealized appreciation	$56,479,415

4. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended February 28, 2010, the Fund did not invest in any derivative instruments.

5. CAPITAL SHARES	At February 28, 2010, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Six Months Ended February 28, 2010	Year Ended August 31, 2009
Shares sold	1,615	10,396
Shares issued on reinvestment	69,315	203,052
Shares repurchased	(92,352)	(353,735)

Net decrease	(21,422)	(140,287)

6. REDEMPTIONS-IN-KIND	The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2009, the Fund had redemptions-in-kind with total proceeds in the amount of $1,908,452. The net realized gains on these redemptions-in-kind amounted to $1,464,106, which were not realized by the Fund for tax purposes.

7. LEGAL MATTERS	Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds.

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OPPORTUNITY FUND, INC.

The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on May 31,

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OPPORTUNITY FUND, INC.

2005 settlement order issued against CGM and SBFM by the U.S. Securities and Exchange Commission. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

BARRETT

OPPORTUNITY FUND, INC.

Basis for Approval of the Fund’s Management Agreement (Unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of The Barrett Opportunity Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Barrett Associates (the “Manager”). At a meeting (the “Contract Renewal Meeting”) held in-person on December 16, 2009, the Board, including the Independent Directors, considered and approved continuation of the Management Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement, the Board received and considered a variety of information about the Manager and affiliates of the Manager that provide services to the Fund, as well as the investment advisory and other management arrangements for the Fund (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”), certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Manager and its affiliates to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund with respect to the services provided to the Fund by the Manager and its affiliates.

The discussion below covers both the investment advisory and administrative functions being rendered to the Fund by the Manager directly and through its affiliates pursuant to the Management Agreement.

Board Approval of Management Agreement

In its deliberations regarding renewal of the Management Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of the investment advisory services provided to the Fund by the Manager and its affiliates under the Management Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the corporate parent of the Manager, Legg Mason, Inc. (“Legg Mason”), to support its activities in respect of the Fund. The Board also considered the uncertain availability of alternative investment advisory arrangements for the Fund under its current circumstances.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement have been satisfactory under the circumstances.

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OPPORTUNITY FUND, INC.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all retail and institutional multi-cap value funds, as classified by Lipper, regardless of asset size or primary channel of distribution.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended September 30, 2009 ranked in the fifth quintile of funds in the Performance Universe for that period; the Fund’s performance for the 3- and 10-year periods ended September 30, 2009 in each case was ranked in the fourth quintile of funds in the Performance Universe for that period; and the Fund’s Performance for the 5-year period ended September 30, 2009 was ranked in third quintile of the Performance Universe for that period. The Board considered the Manager’s explanation for the Fund’s relative underperformance for the 1-, 3- and 10- year periods that the Fund’s overweighting in the financial services sector and underweighting in the technology sector had negative impacts on Fund investment results. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms. In evaluating the Fund’s performance, the Board noted the adverse market conditions during 2008 and early 2009 and that the Fund’s investment portfolio is managed in a tax-aware manner.

Based on its review of the Fund’s performance, which included consideration of the need to provide for continuity of investment advisory services to the Fund and all of the other factors noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement for an additional period not to exceed one year would be in the best interests of the Fund and its shareholders.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager and its affiliates under the Management Agreement.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses for the Fund’s latest fiscal year with those of funds in an expense universe (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fourteen other retail no-load multi-cap value funds, as classified by Lipper. The fifteen funds in the Expense Group had average net assets ranging from $21.8 million to $312.2 million. Eight of the Expense Group funds were larger than the Fund and six funds were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Fund’s contractual Management Fee was ranked third among the funds in the Expense Group. The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked sixth among the funds in the Expense Group but was better than the Expense Group median. The Lipper

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OPPORTUNITY FUND, INC.

Expense Information showed that the Fund’s actual total expenses ranked tenth among the funds in the Expense Group. In explaining the Fund’s actual total expenses, the Manager noted that certain non-asset based expenses represented, and may continue to represent, a higher percentage of total average annual assets because of recent declines in the Fund’s asset level. However, certain of these expenses during the year were of a non-recurring nature. The Board also noted that the small number of funds in the Expense Group, which included funds varying widely in size, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager and its affiliates coordinate and oversee the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the revenue and cost allocation methodologies used in preparing such profitability data. The Manager noted that its methodologies were reviewed by an outside consultant in 2007 and the Board was assured at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the arrangements for providing services to the Fund were unprofitable to the Manager and its affiliates.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that the Fund’s contractual Management Fee and actual Management Fee were ranked in the first and second quintile of funds in the Fund’s Expense Group in the Lipper Expense Information, respectively. The Board determined that the management fee structure was appropriate under present circumstances.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions but did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement would be consistent with the interests of the

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OPPORTUNITY FUND, INC.

Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

BARRETT OPPORTUNITY FUND, INC.

DIRECTORS

Irving G. Brilliant

Barry Handel, CPA

Rosalind A. Kochman

Chairperson

William Morris, Jr., CPA

Irving Sonnenschein

INVESTMENT MANAGER

Barrett Associates, Inc.

90 Park Avenue

New York, NY 10016

SUB-ADMINISTRATOR

Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

DISTRIBUTOR

Legg Mason Investor Services, LLC (LMIS)

100 International Drive

Baltimore, MD 21202

CUSTODIAN

State Street Bank and Trust Company

2 Avenue De Lafeyette

Boston, MA 02111

CO-TRANSFER AGENTS

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

PRIVACY POLICY

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Barrett Opportunity Fund, Inc.

55 Water Street

New York, New York 10041

This report is transmitted to the shareholders of Barrett Opportunity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.barrettassociates.com

©2010 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

BARX010341

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 and (2) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Barrett Opportunity Fund, Inc.

By:	/S/ PETER H. SHRIVER
Peter H. Shriver
Chief Executive Officer of
Barrett Opportunity Fund, Inc.

Date: April 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PETER H. SHRIVER
Peter H. Shriver
Chief Executive Officer of
Barrett Opportunity Fund, Inc.

Date: April 29, 2010

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer of
Barrett Opportunity Fund, Inc.

Date: April 29, 2010